                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 3, 1999
                                  -----------
                                (Date of Report)

                           NATIONAL CITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             1-10074                34-1111088
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             IRS Employer
of incorporation)                   File Number)        Identification No.)



1900 East Ninth Street, Cleveland, Ohio                   44114
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


                                 (216) 575-2000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

Filing of Certain Materials
---------------------------

Filed herewith is a statement setting forth the computation of certain National City Corporation financial ratios for the periods presented.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        12.1    Computation of Ratio of Earnings to Fixed Charges

                                   Signatures
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated May 3, 1999                                   By /s/ Carlton E. Langer
                                                       ---------------------
                                                       Carlton E. Langer
                                                       Vice President
                                                       and Assistant Secretary








                                       3